UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): November 20, 2020

NOBLE HOLDING CORPORATION plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

13135 Dairy Ashford, Suite 800 Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (281)
276-6100

NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

Suite 3D, Landmark Square 64 Earth Close P.O. Box 31327 Georgetown, Grand Cayman, Cayman Islands, BWI	KY-1 1206
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (345)
938-0293

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Shares, Nominal Value $0.01 per Share	NEBLQ*	*

*
On July 31, 2020, the New York Stock Exchange suspended trading in the ordinary shares at the market opening. Since August 4, 2020, the ordinary shares have been quoted on the OTC Pink Open Market under the symbol “NEBLQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
This combined filing on Form
8-K
is separately filed by Noble Holding Corporation plc, a public limited company incorporated under the laws of England and Wales
(“Noble-U.K.”
or “Parent”), and Noble Corporation, a Cayman Islands company (“Noble-Cayman”). Information in this filing relating to Noble-Cayman is filed by
Noble-U.K.
and separately by Noble-Cayman on its own behalf. Noble-Cayman makes no representation as to information relating to
Noble-U.K.
(except as it may relate to Noble-Cayman) or any other affiliate or subsidiary of
Noble-U.K.
This report should be read in its entirety as it pertains to each of
Noble-U.K.
and Noble-Cayman.

Item 1.03	Bankruptcy or Receivership.
As previously reported, on July 31, 2020,
Noble-U.K.
and certain of its subsidiaries, including Noble-Cayman (collectively, the “Debtors,” the “Company,” “we,” “us” or “our”), commenced voluntary cases under chapter 11 of title 11 of the United States Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).
On September 4, 2020, the Debtors filed with the Bankruptcy Court the
Joint Plan of Reorganization of Noble Corporation plc and its Debtor Affiliates
, which was subsequently amended on October 8, 2020 and modified on November 18, 2020 (as further amended, modified or supplemented from time to time, the “Plan”) and the related disclosure statement (the “Disclosure Statement”).
On October 9, 2020, the Bankruptcy Court approved the Disclosure Statement as containing adequate information for the solicitation of votes on the Plan, and the Debtors thereafter solicited creditors’ votes thereon.
On November 20, 2020, the Bankruptcy Court entered an order confirming the Plan (the “Confirmation Order”), as modified by the Confirmation Order. The Plan will become effective upon the satisfaction of certain conditions precedent, which includes obtaining certain governmental approvals (the “Effective Date”).
The following is a summary of certain material terms of the confirmed Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the Plan and the Confirmation Order, which are filed as Exhibit 2.1 and Exhibit 99.1, respectively, to this Current Report on Form
8-K
and are incorporated by reference into this Item 1.03. Any capitalized terms used but not defined in this Current Report on Form 8-K shall have the meanings ascribed to them in the Plan.

The Plan of Reorganization and Treatment of Claims and Interests
The Plan contemplates the following treatment of claims and interests in the Company:

•
each holder of an Allowed Other Secured Claim shall receive, except to the extent such holder agrees to less favorable treatment, at the option of the applicable Debtors or the Reorganized Debtors, as applicable: (i) Reinstatement of its Allowed Other Secured Claim in accordance with section 1124(2) of the Bankruptcy Code; (ii) payment in full in Cash of its Allowed Other Secured Claim; (iii) such other less favorable treatment as to which the Debtors or the Reorganized Debtors and such holder of such Allowed Other Secured Claim will have agreed upon in writing; or (iv) delivery of the collateral securing its Allowed Other Secured Claim;

•	each holder of an Allowed Other Priority Claim shall receive, except to the extent such holder agrees to less favorable treatment, payment in full in Cash of its Allowed Other Priority Claim;

•
each holder of an Allowed Revolving Credit Facility Claim shall receive, except to the extent such holder agrees to less favorable treatment, at the election of such holder, its pro rata share of: (i) the Exit Revolving Credit Facility Commitments and (ii) the Exit Revolving Credit Facility Effective Date Cash Amount;

•	each holder of an Allowed Go-Forward Trade Claim shall receive, except to the extent such holder agrees to less favorable treatment, payment in full in Cash of its Allowed Go-Forward Trade Claim;

•
each holder of an Allowed Transocean Claim shall receive, except to the extent such holder agrees to less favorable treatment, such treatment as set forth in Section 2.1 of the Transocean Settlement Agreement;

•
each holder of an Allowed Paragon Claim shall receive, except to the extent such holder agrees to less favorable treatment, such treatment as set forth in Section 2.2 of the Paragon Settlement Agreement;

•
each holder of an Allowed General Unsecured Claim against Debtor Group A shall receive, except to the extent such holder agrees to less favorable treatment, payment in Cash in the aggregate amount of its Allowed General Unsecured Claim against Debtor Group A, which payments shall be payable in three annual installments with the first payment made one year after the later of (i) the Effective Date, and (ii) the date that such Claim becomes Allowed;

•
each holder of an Allowed General Unsecured Claim against Debtor Group B shall receive, except to the extent such holder agrees to less favorable treatment, its pro rata share of (i) 63.5% of the Reorganized Parent Stock (subject to dilution by the Management Incentive Plan and the Warrants, but post-dilution by the Rights Offering) and (ii) the Debtor Group B Subscription Rights;

3

•
each holder of an Allowed General Unsecured Claim against Debtor Group C shall receive, except to the extent such holder agrees to less favorable treatment, its pro rata share of (i) 4.1% of the Reorganized Parent Stock (subject to dilution by the Management Incentive Plan and the Warrants, but post-dilution by the Rights Offering), (ii) the Tranche 1 Warrants, (iii) the Tranche 2 Warrants, and (iv) the Debtor Group C Subscription Rights;

•
each holder of an Allowed General Unsecured Claim against Debtor Group D shall receive, except to the extent such holder agrees to less favorable treatment, Cash in the aggregate amount of such Allowed General Unsecured Claim against Debtor Group D multiplied by the Applicable Percentage (which Applicable Percentage is set forth in the Plan), payable in three annual installment payments, with the first payment made one year after the later of (i) the Effective Date, and (ii) the date that such Claim becomes Allowed;

•	each holder of an Allowed General Unsecured Claim against Debtor Group E shall receive no distribution on account of such Claim;

•
each holder of an Allowed General Unsecured Claim against Debtor Group F shall receive, except to the extent such holder agrees to less favorable treatment, Cash in the aggregate amount of such Allowed General Unsecured Claim against Debtor Group F multiplied by 16%, payable in three annual installment payments, with the first payment made one year after the later of (i) the Effective Date, and (ii) the date that such Claim becomes Allowed;

•	each holder of an Allowed Section 510(b) Claim shall receive no distribution on account of such Claim; and

•	each holder of an Allowed Interest in Parent shall receive, except to the extent such holder agrees to less favorable treatment, its pro rata share of the Tranche 3 Warrants.
Unless otherwise specified therein, the treatment set forth in the Plan and the Confirmation Order will be in full satisfaction of all claims against and interests in the Company.
As set forth above, all of the Company’s existing funded debt will be discharged and
Noble-U.K.
will cease to own, directly or indirectly, any of its assets (which will be transferred to and vest in a newly-formed parent company (“New Parent”)). Following the Effective Date,
Noble-U.K.
will be wound down in accordance with English law. In light of the transfer of all of
Noble-U.K.’s
assets on the Effective Date and the pending wind down of
Noble-U.K.,
the shares of common stock of
Noble-U.K.
will have no intrinsic value. As of November 23, 2020,
Noble-U.K.
had
251,0
83,9
7

shares of common stock issued and outstanding, and no shares of common stock are reserved for future issuance in respect of claims and interests filed and allowed under the Plan. On the Effective Date of the Plan, the New Parent will issue 50,000,000 shares of common stock (or common stock equivalents) in accordance with the Plan.

Capital Structure
On the Effective Date, New Parent will issue Reorganized Parent Stock, Warrants, and Exit Second Lien Notes to certain holders of claims against and interests in the Company, as provided in the Plan. Under the Plan, the new organizational documents of New Parent will become effective on the Effective Date. The shares of Reorganized Parent Stock, Warrants, and Exit Second Lien Notes issued pursuant to the Plan will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by section 1145 of the Bankruptcy Code.
Management Incentive Plan
Pursuant to the Plan, 10% of the Reorganized Parent Stock, on a fully diluted basis (assuming conversion of all outstanding convertible securities and full distribution of the Management Incentive Plan and all securities contemplated by the Plan), shall be reserved for awards under the management incentive plan (“Management Incentive Plan”) and be available for grants to certain directors, managers, officers, and employees of the Reorganized Debtors on and after the Effective Date (the “MIP Reserved Amount”) on the terms and conditions as determined by the New Board. The initial awards under the Management Incentive Plan shall be made as soon as practicable after the Effective Date and shall include at least 40% of the MIP Reserved Amount (
i.e.
, awards of restricted stock, stock options, appreciation rights, or other equity or equity based awards that are exercisable, convertible, settled, or exchangeable into 4% of the Reorganized Parent Stock) and at least 40% of such initial awards (
i.e.
, awards of restricted stock, stock options, appreciation rights, or other equity or equity based awards that are exercisable, convertible, settled, or exchangeable into 1.6% of the Reorganized Parent Stock) shall be in the form of time-based vesting wards vesting over a period of no shorter than three years and no longer than four years.
Certain Information Regarding Assets and Liabilities of the Company
Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form
10-Q
for the quarter ended September 30, 2020, filed with the Securities and Exchange Commission on November 5, 2020.

Item 7.01	Regulation FD Disclosure.
In connection with the Bankruptcy Court’s confirmation of the Plan, the Company issued a press release on November 23, 2020, a copy of which is attached to this Form
8-K
as Exhibit 99.2.
The information contained in this Item 7.01, including in Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.
* * * * *

Cautionary Information Regarding Trading in the Company’s Securities
The Company cautions that trading in
Noble-U.K.’s
securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for
Noble-U.K.’s
securities may bear little or no relationship to the actual recovery, if any, by holders of
Noble-U.K.’s
securities in the Chapter 11 Cases. The Company expects that, other than the possibility of the issuance of very speculative warrants,
Noble-U.K.’s
equity holders will experience a complete loss on their investment, depending on the outcome of the Chapter 11 Cases.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form
8-K
includes “forward-looking statements” within the meaning of Section 27A of the US Securities Act of 1933, as amended, and Section 21E of the US Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this report or in the documents incorporated by reference, including those regarding the effect, impact, potential duration and other implications of the Chapter 11 Cases, the global novel strain of coronavirus
(“COVID-19”)
pandemic, and agreements regarding production levels among members of the Organization of Petroleum Exporting Countries and other oil and gas producing nations (“OPEC+”), and any expectations we may have with respect thereto, and those regarding rig demand, the offshore drilling market, oil prices, contract backlog, fleet status, our future financial position, business strategy, impairments, repayment of debt, credit ratings, liquidity, borrowings under our credit facility or other instruments, sources of funds, future capital expenditures, contract commitments, dayrates, contract commencements, extension or renewals, contract tenders, the outcome of the Paragon Offshore litigation (if the previously disclosed Settlement Agreement is not approved by the Bankruptcy Court), or any other dispute, litigation, audit or investigation, plans and objectives of management for future operations, foreign currency requirements, results of joint ventures, indemnity and other contract claims, reactivation, refurbishment, conversion and upgrade of rigs, industry conditions, access to financing, impact of competition, governmental regulations and permitting, availability of labor, worldwide economic conditions, taxes and tax rates, indebtedness covenant compliance, dividends and distributable reserves, timing or results of acquisitions or dispositions, and timing for compliance with any new regulations are forward-looking statements. When used in this report, or in the documents incorporated by reference, the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “should,” “shall” and “will” and similar expressions are intended to be among the statements that identify forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. These forward-looking statements speak only as of the date of this Current Report on Form
8-K
and we undertake no obligation to revise or update any forward-looking statement for any reason, except as required by law. We have identified factors, including, but not limited to, whether the conditions to the effectiveness of the Settlement Agreement will be satisfied or waived, risks and uncertainties relating to the Chapter 11 Cases (including but not limited to our ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and its various constituents, the impact of Bankruptcy Court rulings in the Chapter 11 Cases, our ability to develop and implement a plan of reorganization that will be approved by the Bankruptcy Court and the ultimate outcome of the Chapter 11 Cases in general, the length of time we will operate under the Chapter 11 Cases, attendant risks associated with restrictions on our ability to pursue our business strategies, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on our liquidity, the potential cancellation of our ordinary shares in the Chapter 11 Cases, the potential material adverse effect of claims that are not discharged in the Chapter 11 Cases, uncertainty regarding our ability to retain key personnel and uncertainty and continuing risks associated with our ability to achieve our stated goals and continue as a going concern), the effects of public health threats, pandemics and epidemics, such as the recent and ongoing outbreak of
COVID-19,
and the adverse impact thereof on our business, financial condition and results of operations (including but not limited to our growth, operating costs, supply chain, availability of labor, logistical capabilities, customer demand for our services and industry demand generally, our liquidity, the price of our securities and trading markets with respect thereto, our ability to access capital markets, and the global economy and financial markets generally), the effects of actions by, or disputes among OPEC+ members with respect to production levels or other matters related to the price of oil, market conditions, factors affecting the level of activity in the oil and gas industry, supply and demand of drilling rigs, factors affecting the duration of contracts, the actual amount of downtime, factors that reduce applicable dayrates, operating hazards and delays, risks associated with operations outside the US, actions by regulatory authorities, credit rating agencies, customers, joint venture partners, contractors, lenders and other third parties, legislation and regulations affecting drilling operations, compliance with regulatory requirements, violations of anti-corruption laws, shipyard risk and timing, delays in mobilization of rigs, hurricanes and other weather conditions, and the future price of oil and gas, that could cause actual plans or results to differ materially from those included in any forward-looking statements. These factors include those referenced or described in Part I, Item 1A. “Risk Factors” of our Annual Report on Form
10-K
for the year ended December 31, 2019, in Part II, Item 1A. “Risk Factors” of our Quarterly Report on Form
10-Q
for the quarter ended March 31, 2020, in Part II, Item 1A. “Risk Factors” of our Quarterly Report on Form
10-Q
for the quarter ended June 30, 2020, and in our other filings with the SEC. We cannot control such risk factors and other uncertainties, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks and uncertainties when you are evaluating us.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description of Exhibit

2.1*	Modified Second Amended Joint Plan of Reorganization of Noble Corporation plc (n/k/a Noble Holding Corporation plc) and its Debtor Affiliates.

99.1*	Confirmation Order of the United States Bankruptcy Court for the Southern District of Texas, dated November 20, 2020.

99.2*	Press Release issued by Noble Holding Corporation plc, dated November 23, 2020.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*	Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 23, 2020

NOBLE HOLDING CORPORATION plc

By:	/s/ Richard B. Barker
Name:	Richard B. Barker
Title:	Senior Vice President and Chief Financial Officer

NOBLE CORPORATION

By:	/s/ Richard B. Barker
Name:	Richard B. Barker
Title:	Director, Senior Vice President and Chief Financial Officer